UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported): June 2, 2004



                           U.S. PHYSICAL THERAPY, INC.
             (Exact name of registrant as specified in its charter)


          Nevada                                           76-0364866
(State or other jurisdiction                       (IRS Employer Identification
      of incorporation)                                      Number)





     1300 West Sam Houston Parkway South
                 Suite 300
              Houston, Texas                                  77042
   (Address of principal executive offices)                 (Zip Code)

                                 (713) 297-7000
              (Registrant's telephone number, including area code)






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Item 5.         Other Events and Regulation FD Disclosure

On June 2, 2004, at U.S. Physical Therapy, Inc.'s (the "Company") Annual Shareholders Meeting, the Company's shareholders voted to approve the Company's 2003 Stock Incentive Plan included in the Proxy Statement. The vote was 6,692,726 for, 1,996,699 against and 19,502 abstaining. The release is attached hereto as Exhibit 99.1.

In accordance with General Instruction B.6 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.


Item 7.         Financial Statements and Exhibits

(c) Exhibits

Exhibits                Description of Exhibits
--------                -----------------------

99.1 Registrant's press release dated June 3, 2004 announcing shareholder's approval of stock incentive plan.*

* Furnished herewith.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                           U.S. PHYSICAL THERAPY, INC.



         Date: June 3, 2004                By: /s/ Larry McAfee
                                               ---------------------------------
                                               Name:    Larry McAfee
                                               Title:   Chief Financial Officer

EXHIBIT                 DESCRIPTION OF EXHIBIT
-------                 ----------------------

99.1 Registrant's press release dated June 3, 2004 announcing shareholders' approval of stock incentive plan.*

* Furnished herewith.